Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The estimated annual effective income tax rate was for the current quarter and the prior year quarter was approximately

-0.3% and 0%, resulting in an income tax provision (benefit) of $0.03 million and $0, respectively. The estimated annual effective income tax rate for the current nine months and the prior year nine months was approximately -0.5% and 0% respectively, resulting in an income tax provision (benefit) of $0.08 million and $0, respectively.

For all periods presented, the federal statutory rate differed from the effective tax rate due to the recording of a valuation allowance against the benefit that would have otherwise been recognized, as it was considered not more likely than not that the net operating losses generated during each period will be utilized in future periods.

10.Income Taxes

The provision for income taxes in the consolidated statements of operations consists of the following:

	Years Ended December 31,
($ in thousands)	2024	2023
Current:
Federal	$21	$22
State and local	199	83
Total current	220	105

Deferred:
Federal	—	727
State and local	—	380
Total deferred	—	1,107

Total provision	$220	$1,212

The reconciliation of the federal statutory income tax rate to the Company’s effective tax rate reflected in the income tax provision shown in the consolidated statements of operations is as follows:

	Years Ended December 31,
	2024	2023
U.S. statutory federal rate	21.00%	21.00%
State and local rate, net of federal tax benefit	7.34	6.36
Stock compensation	(0.02)	(0.14)
Excess compensation deduction		(0.27)
Federal true-ups	(0.61)	0.18
Life insurance	(0.10)	(0.12)
Change in valuation allowance	(28.60)	(33.16)
Income tax provision	(0.99)%	(6.15)%

The significant components of net deferred tax assets (liabilities) of the Company consist of the following:

	December 31,
($ in thousands)	2024	2023
Deferred tax assets
Federal, state and local net operating loss carryforwards	$12,847	$8,127
Stock-based compensation	594	712
Accrued compensation and other accrued expenses	958	451
Allowance for doubtful accounts	—	231
Basis difference arising from discounted note payable	—	11
Charitable contribution carryover	1	1
Property and equipment	273	169
Interest expense	176	31
Total deferred tax assets	14,849	9,733
Valuation allowance	(12,881)	(6,537)
Total deferred tax assets, net of valuation allowance	1,968	3,196

Deferred tax liabilities
Basis difference arising from intangible assets of acquisition	(1,968)	(3,196)
Total deferred tax liabilities	(1,968)	(3,196)

Net deferred tax assets	$—	$—

As of December 31, 2024 and 2023, the Company had approximately $44.4 million and $28.6 million, respectively, of federal net operating loss carryforwards (“NOLs”) available to offset future taxable income. The NOL as of December 31, 2017 of $0.3 million has an expiration period through 2037. The NOLs generated during tax years beginning after December 31, 2017 of $44.1 million have an indefinite life and do not expire.

As of December 31, 2024 and 2023, management does not believe the Company has any material uncertain tax positions that would require it to measure and reflect the potential lack of sustainability of a position on audit in its consolidated financial statements. The Company will continue to evaluate its uncertain tax positions in future periods to determine if measurement and recognition in its consolidated financial statements is necessary. The Company does not believe there will be any material changes in its unrecognized tax positions over the next year.